                                                                      EXHIBIT 99

PRESS RELEASE                            Source: First Acceptance Corporation
                                         Contact: Steve Harrison (615) 844-2885

FIRST ACCEPTANCE CORPORATION REPORTS SECOND QUARTER FINANCIAL RESULTS

NASHVILLE, TN, February 9, 2006 /Businesswire-FirstCall/ -- First Acceptance Corporation (NYSE: FAC) today reported its financial results for the second quarter ended December 31, 2005 of its fiscal year ending June 30, 2006.

      Net income for the three months ended December 31, 2005 was $3.8 million, or $0.08 per share on a fully-diluted basis, compared to $4.7 million, or $0.10 per share on a fully-diluted basis, for the same period of fiscal 2005. Total revenues for the three months ended December 31, 2005 increased 31% from $40.7 million to $53.5 million, over the same period last year.

      Net income for the six months ended December 31, 2005 was $7.5 million, or $0.15 per share on a fully-diluted basis, compared to $8.6 million, or $0.18 per share on a fully-diluted basis, for the same period of fiscal 2005. Total revenues for the six months ended December 31, 2005 increased 45% from $71.6 million to $103.7 million, over the same period last year.

      Total weighted average diluted shares for both periods increased from 48.5 million to 49.5 million over the same periods of fiscal 2005 due to the issuance of 750,000 contingent shares pursuant to the USAuto acquisition and from the increase in the dilutive effect of stock options when applying the Treasury Stock method.

      Net income for the three and six months ended both December 31, 2005 and 2004 included gains on sales of foreclosed real estate held for sale of $0.01 per share on a fully-diluted basis.

INSURANCE OPERATIONS

- KEY RATIOS - The Company's loss ratio for the three months ended December 31, 2005 was 67.9%, compared with 65.4% for the same period last year and 66.6% for the quarter ended September 30, 2005. The Company's expense ratio for the three months ended December 31, 2005 was 22.0%, compared with 14.2% for the same period last year and 20.6% for the quarter ended September 30, 2005. As a result, the Company's combined ratio for the three months ended December 31, 2005 was 89.9%, compared with 79.6% for the same period last year and 87.2% for the quarter ended September 30, 2005. The expense ratio for the three months ended December 31, 2005 increased primarily as a result of costs incurred in opening, operating and developing new retail locations.

- OFFICE EXPANSION - During the three months ended December 31, 2005, the Company added 25 additional offices, compared to 24 offices added during the three months ended December 31, 2004 and 39 offices added during the three months ended September 30, 2005. The total number of stores increased from 178 as of December 31, 2004 and 348 as of September 30, 2005 to 373 as of December 31, 2005. The Company now leases offices in 12 states, including offices in South Carolina, where the Company commenced operations in October 2005.

- PREMIUM GROWTH - Total gross premiums earned (before the effects of reinsurance) increased 29% to $44.8 million for the three months ended December 31, 2005 from $34.7 million for the same period last year. The number of insured policies in force serviced by the Company at December 31, 2005 increased 41% over the number of policies in force at December 31, 2004. Net premiums earned increased 44% over this same period as a result of the increase in gross premiums earned, and the increase in the assumed reinsurance percentage for business written in Alabama from 50% to 100% on February 1, 2005.

REAL ESTATE OPERATIONS

      The Company recognized a pre-tax gain of $0.8 million on the sale of foreclosed real estate held for sale during both the three months ended December 31, 2005 and 2004.

RECENT DEVELOPMENTS

      As reported on January 13, 2006, the Company acquired and is now operating and developing 73 retail stores in the Chicago, Illinois area. In addition, on February 9, 2006, the Company sold three parcels of foreclosed real estate held for sale for net proceeds of $3.6 million that resulted in a pre-tax gain of $2.8 million. After giving effect to this sale, the Company has two parcels of land remaining to be sold in the San Antonio, Texas area, which have a book value of $87,000.

ABOUT FIRST ACCEPTANCE CORPORATION

      First Acceptance Corporation provides non-standard private passenger automobile insurance, primarily through employee-agents. As of February 1, 2006, the Company leased 457 retail offices in 12 states, including 73 stores acquired in the Chicago, Illinois area on January 12, 2006. The Company's insurance company subsidiaries are licensed to do business in 24 states.

      This press release contains forward-looking statements. These statements, which have been included in reliance on the "safe harbor" provisions of the federal securities laws, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by important factors, including, among others, the factors set forth in the Company's Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. Actual operations and results may differ materially from the results discussed in the forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                          ($000s EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                  THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                     DECEMBER 31,                   DECEMBER 31,
                                                               ----------------------         ----------------------
                                                                 2005           2004           2005            2004
                                                               -------        -------         -------        -------
Revenues:
   Premiums earned..................................           $44,816        $31,071         $87,570        $52,756
   Commissions and fees.............................             6,624          6,321          13,029         12,993
   Ceding commissions from reinsurer................                --          1,666              --          3,603
   Gains on sales of foreclosed real estate.........               821            755             821            755
   Investment income................................             1,216            741           2,315          1,350
   Gains on sale of property and equipment..........                 4            171               4            171
                                                               -------        -------         -------        -------
     Total revenues.................................            53,481         40,725         103,739         71,628
                                                               -------        -------         -------        -------

Expenses:
   Losses and loss adjustment expenses..............            30,438         20,317          58,929         33,747
   Insurance operating expenses.....................            16,505         11,533          31,728         21,939
   Other operating expenses.........................               609            899           1,222          1,267
   Stock-based compensation.........................               262             91             346            152
   Depreciation.....................................               201            298             379            587
   Amortization of identifiable intangible assets...                18            190              54            570
   Interest expense.................................                --             69              --            139
                                                               -------        -------         -------        -------
     Total expenses.................................            48,033         33,397          92,658         58,401
                                                               -------        -------         -------        -------

Income before income taxes..........................             5,448          7,328          11,081         13,227
Income tax expense..................................             1,648          2,641           3,568          4,676
                                                               -------        -------         -------        -------
Net income..........................................           $ 3,800        $ 4,687         $ 7,513        $ 8,551
                                                               =======        =======         =======        =======

Basic net income per share..........................           $  0.08        $  0.10         $  0.16        $  0.18
                                                               =======        =======         =======        =======

Diluted net income per share........................           $  0.08        $  0.10         $  0.15        $  0.18
                                                               =======        =======         =======        =======

Weighted average basic shares.......................            47,457         46,686          47,456         46,672
                                                               =======        =======         =======        =======

Weighted average diluted shares.....................            49,490         48,519          49,489         48,514
                                                               =======        =======         =======        =======

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATIONS - BY BUSINESS SEGMENT
                          ($000s EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

INSURANCE OPERATIONS

                                          THREE MONTHS ENDED DECEMBER 31,        SIX MONTHS ENDED DECEMBER 31,
                                          -------------------------------        -----------------------------
                                             2005                2004               2005              2004
                                          -----------          ----------        -----------        ----------
REVENUES:
   Premiums earned                        $    44,816          $   31,071        $    87,570        $   52,756
   Commissions and fees                         6,624               6,321             13,029            12,993
   Ceding commissions from reinsurer               --               1,666                 --             3,603
   Investment income                            1,104                 500              1,991               855
   Other gains                                      4                 171                  4               171
                                          -----------          ----------        -----------        ----------
     Total revenues                            52,548              39,729            102,594            70,378
                                          -----------          ----------        -----------        ----------

EXPENSES:
   Losses and loss adjustment
     expenses                                  30,438              20,317             58,929            33,747
   Operating expenses                          16,505              11,533             31,728            21,939
   Depreciation and amortization                  219                 488                433             1,157
                                          -----------          ----------        -----------        ----------
     Total expenses                            47,162              32,338             91,090            56,843
                                          -----------          ----------        -----------        ----------

Income before income taxes                $     5,386          $    7,391        $    11,504        $   13,535
                                          ===========          ==========        ===========        ==========

REAL ESTATE AND CORPORATE (1)

                                          THREE MONTHS ENDED DECEMBER 31,        SIX MONTHS ENDED DECEMBER 31,
                                          -------------------------------        -----------------------------
                                             2005                 2004               2005              2004
                                          -----------          ----------        -----------        ----------
REVENUES:
   Gains on sales of foreclosed real
    estate                                $       821          $      755        $       821        $      755
   Investment income                              112                 241                324               495
                                          -----------          ----------        -----------        ----------
     Total revenues                               933                 996              1,145             1,250
                                          -----------          ----------        -----------        ----------
EXPENSES:
   Operating expenses                             609                 899              1,222             1,267
   Stock-based compensation                       262                  91                346               152
   Interest expense                                --                  69                 --               139
                                          -----------          ----------        -----------        ----------
     Total expenses                               871               1,059              1,568             1,558
                                          -----------          ----------        -----------        ----------

Income (loss) before income taxes         $        62          $      (63)       $      (423)       $     (308)
                                          ===========          ==========        ===========        ==========


(1) Includes activities related to disposing of foreclosed real estate held for sale, interest expense associated with debt, and general corporate overhead.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          ($000s EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                               DECEMBER 31,               JUNE 30,
                                                                  2005                     2005
                                                               ------------              ---------
ASSETS
Fixed maturities, available-for-sale, at market value          $    101,720              $  74,840
Investment in mutual fund, at market value                           11,239                 10,920
Cash and cash equivalents                                            15,533                 24,762
Premiums and fees receivable                                         45,666                 42,908
Reinsurance recoverables                                              3,108                  4,490
Deferred tax asset                                                   44,795                 48,106
Other assets                                                         12,432                 11,031
Foreclosed real estate held for sale                                    885                    961
Goodwill and identifiable intangible assets                         112,650                112,704
                                                               ------------              ---------
TOTAL                                                          $    348,028              $ 330,722
                                                               ============              =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Total policy liabilities                                            103,127                 90,649
Other liabilities                                                     9,885                 11,744
                                                               ------------              ---------
     Total liabilities                                              113,012                102,393
Total stockholders' equity                                          235,016                228,329
                                                               ------------              ---------
TOTAL                                                          $    348,028              $ 330,722
                                                               ============              =========

Book value per share                                           $       4.95              $    4.81

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                                SUPPLEMENTAL DATA
                          ($000s EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

GROSS PREMIUMS EARNED BY STATE

                                               THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                  DECEMBER 31,                      DECEMBER 31,
                                           -------------------------        -------------------------
                                             2005            2004              2005           2004
                                           ---------       ---------        ---------       ---------
Gross premiums earned:
   Georgia...........................      $  16,756       $  17,316        $  34,072       $  34,221
   Alabama...........................          7,001           6,278           13,931          12,587
   Tennessee.........................          5,880           6,406           12,211          12,807
   Florida...........................          4,624               1            7,213               1
   Ohio..............................          3,271           2,417            6,571           4,434
   Texas.............................          2,843              --            5,302              --
   Indiana...........................          1,367             335            2,528             468
   Mississippi.......................          1,267           1,013            2,478           1,974
   Missouri..........................          1,223             940            2,457           1,830
   Pennsylvania......................            318              --              443              --
   Illinois..........................            256              10              378              10
   South Carolina....................             34              --               34              --
                                           ---------       ---------        ---------       ---------
   Total gross premiums earned.......         44,840          34,716           87,618          68,332
   Premiums ceded....................            (24)            (39)             (48)         (8,379)
   Premiums not assumed..............             --          (3,606)              --          (7,197)
                                           ---------       ---------        ---------       ---------
Total net premiums earned............      $  44,816       $  31,071        $  87,570       $  52,756
                                           =========       =========        =========       =========

GAAP COMBINED RATIOS (INSURANCE COMPANIES)

                                                     THREE MONTHS ENDED                SIX MONTHS ENDED
                                                         DECEMBER 31,                     DECEMBER 31,
                                                     ------------------              --------------------
                                                     2005          2004              2005            2004
                                                     ----          ----              ----            ----
Loss and loss adjustment expense......               67.9%         65.4%             67.3%           64.0%
Expense (1)...........................               22.0%         14.2%             21.4%           14.0%
                                                     ----          ----              ----            ----
Combined ratio........................               89.9%         79.6%             88.7%           78.0%
                                                     ====          ====              ====            ====


(1) Insurance operating expenses are reduced by fee income from insureds and ceding commissions received from our quota-share reinsurer as compensation for the costs incurred in servicing the business on their behalf.

POLICIES IN FORCE

                                                THREE MONTHS ENDED                SIX MONTHS ENDED
                                                   DECEMBER 31,                     DECEMBER 31,
                                              ------------------------         -----------------------
                                               2005              2004           2005             2004
                                              -------           ------         -------          ------
Policies in force - beginning of period       125,799           92,885         119,422          91,385
Net increase during period                      7,062            1,388          13,439           2,888
                                              -------           ------         -------          ------
Policies in force - end of period             132,861           94,273         132,861          94,273
                                              =======           ======         =======          ======

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                          SUPPLEMENTAL DATA (CONTINUED)
                                   (UNAUDITED)

NUMBER OF RETAIL LOCATIONS

                                                    THREE MONTHS ENDED             SIX MONTHS ENDED
                                                        DECEMBER 31                   DECEMBER 31
                                                   -------------------           -------------------
                                                   2005           2004           2005           2004
                                                   ----           ----           ----           ----
Retail locations - beginning of period              348            154            309            138
     Opened                                          25             24             65             40
     Closed                                          --             --             (1)            --
                                                   ----           ----           ----           ----
Retail locations - end of period                    373            178            373            178
                                                   ====           ====           ====           ====

RETAIL LOCATIONS BY STATE

                                                                                            CHANGE IN LOCATIONS DURING
                                                                                              THE THREE MONTHS ENDED
                              AS OF DECEMBER 31,                AS OF SEPTEMBER 30,                  DECEMBER 31,
                            ---------------------              ---------------------        --------------------------
                            2005             2004              2005             2004        2005                 2004
                            ----             ----              ----             ----        ----                 ----
Alabama                       25               23                25               23          --                   --
Florida                       37                7                36                1           1                    6
Georgia                       63               61                63               57          --                    4
Illinois                      15                1                15               --          --                    1
Indiana                       27               15                25                8           2                    7
Mississippi                    8                9                 8                8          --                    1
Missouri                      21               14                21               11          --                    3
Ohio                          30               29                30               28          --                    1
Pennsylvania                  21               --                17               --           4                    -
South Carolina                10               --                --               --          10                   --
Tennessee                     20               19                20               18          --                    1
Texas                         96               --                88               --           8                   --
                            ----             ----              ----             ----        ----                 ----
         Total               373              178               348              154          25                   24
                            ====             ====              ====             ====        ====                 ====

                                                                                            CHANGE IN LOCATIONS DURING
                                                                                               THE SIX MONTHS ENDED
                              AS OF DECEMBER 31,                   AS OF JUNE 30,                    DECEMBER 31,
                            ---------------------              ---------------------        --------------------------
                            2005             2004              2005             2004        2005                  2004
                            ----             ----              ----             ----        ----                  ----
Alabama                       25               23                25               21          --                     2
Florida                       37                7                24               --          13                     7
Georgia                       63               61                63               55          --                     6
Illinois                      15                1                12               --           3                     1
Indiana                       27               15                22                4           5                    11
Mississippi                    8                9                 9                6          (1)                    3
Missouri                      21               14                18               11           3                     3
Ohio                          30               29                30               25          --                     4
Pennsylvania                  21               --                14               --           7                    --
South Carolina                10               --                --               --          10                    --
Tennessee                     20               19                20               16          --                     3
Texas                         96               --                72               --          24                    --
                            ----             ----              ----             ----        ----                  ----
         Total               373              178               309              138          64                    40
                            ====             ====              ====             ====        ====                  ====